                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                             THE CHERRY CORPORATION
             PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 15, 2000
                                       BY
                             CABO ACQUISITION CORP.
--------------------------------------------------------------------------------

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK
   CITY TIME, ON THURSDAY, JULY 13, 2000, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

    The Letter of Transmittal, certificates for Shares (as defined below) and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial bank or other nominee to the Depositary at one of its addresses set forth below.

                        THE DEPOSITARY FOR THE OFFER IS:
                         Harris Trust and Savings Bank

              BY MAIL:                  BY FACSIMILE TRANSMISSION:        BY HAND OR OVERNIGHT COURIER:
   Harris Trust and Savings Bank              (212) 701-7636              Harris Trust and Savings Bank
c/o Harris Trust Company of New York    FOR INFORMATION TELEPHONE:     c/o Harris Trust Company of New York
        Wall Street Station                   (212) 701-7624                      Receive Window
           P.O. Box 1010                                                        Wall Street Plaza
   New York, New York 10268-1010                                            88 Pine Street, 19th Floor
                                                                             New York, New York 10005

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER
  OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE
    DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE
       APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM
       W-9 SET FORTH BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders of The Cherry Corporation, if either certificates evidencing Shares (as defined below) ("Certificates") are to be forwarded with this Letter of Transmittal or, unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Harris Trust and Savings Bank (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth under "THE TENDER OFFER--Procedures for Tendering Shares" of the Offer to Purchase. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined under "THE TENDER OFFER--Terms of the Offer" of the Offer to Purchase), or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedures set forth under "THE TENDER OFFER--Procedures for Tendering Shares" of the Offer to Purchase. See Instruction 2.

---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------
                                Name(s) and Address(es) of RegisShare Certificates and Shares Tendered
            (Please fill in, if blank, exactly as name(s) app(Attachoadditionalosignedrlist,aif(necessary)
---------------------------------------------------------------------------------------------------------------
                                                           Certificate       Total Number     Number of Shares
                                                           Number(s)*          of Shares         Tendered**
                                                                              Represented
                                                                                  By
                                                                            Certificate(s)*
---------------------------------------------------------------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------

                                                        -------------------------------------------------------
                                                          Total Number
                                                            of Shares
---------------------------------------------------------------------------------------------------------------

 * Need not be completed by stockholders delivering Shares by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any Certificates delivered to the Depositary are being tendered. See Instruction 4.

/ /  CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR DESTROYED. SEE INSTRUCTION 12.

--------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

    Name(s) of Registered Stockholder(s): ______________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution which Guaranteed Delivery: _____________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to CABO Acquisition Corp., a Delaware corporation ("Purchaser"), all of the above-described shares of common stock, par value $1.00 per share (the "Shares"), of The Cherry Corporation, a Delaware corporation (the "Company"), not owned by the Cherry Family Members (as defined below), pursuant to Purchaser's offer to purchase any and all of the outstanding Shares at an Offer Price of $26.40 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 15, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended from time to time, together with the Offer to Purchase collectively constitute the "Offer"). The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of June 5, 2000 (the "Merger Agreement"), between Purchaser and the Company. Purchaser was formed by Peter B. Cherry and certain affiliates of Peter B. Cherry (the "Cherry Family Members"). Mr. Cherry is the President and Chairman of the Company. The undersigned understands that Purchaser reserves the right to assign its right to purchase all or any portion of the Shares tendered pursuant to the Offer to a wholly owned subsidiary of Purchaser, but any such assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of the tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment of, or payment for, the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase) and irrevocably appoints Harris Trust and Savings Bank (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and such other shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(a) deliver certificates for such Shares (and such other shares or securities), or transfer ownership of such Shares (and such other shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such Shares (and such other shares or securities) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and such other shares or securities), all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the rights of the undersigned with respect to the Shares tendered herewith and accepted for payment by Purchaser prior to the time of any vote or other action (and any and all other shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the stockholder with respect to such Shares (and such other shares and securities) will, without further action, be revoked and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the Shares (and such other shares and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders, or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares, Purchaser must be able to exercise full voting and other rights with respect to such Shares (and such other shares and securities), including voting at any meeting of stockholders then scheduled.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer to Purchase) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and such other shares or securities).

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "THE TENDER OFFER--Procedures for Tendering Shares" of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated in this Letter of Transmittal under "Special Payment Instructions," please issue the check for the Offer Price and return any Shares not tendered in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Offer Price and return any Certificates not tendered (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Offer Price and return any Shares not tendered in the name(s) of, and mail such check and any certificates to, the person(s) so indicated. Unless otherwise indicated under "Special Payment Instructions," in the case of book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility with respect to any Shares not tendered. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

--------------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the Offer Price of Shares accepted for payment and/or Certificates for Shares not tendered are to be issued in the name of someone other than the undersigned.

  Issue check and/or certificate(s) to:

  Name _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

    _________________________________________________________________________
           (RECIPIENT'S TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the Offer Price of Shares accepted for payment and/or Certificates for Shares not tendered are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

  Mail check and/or certificate(s) to:

  Name _______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   --------------------------------------------------------------------------

   --------------------------------------------------------------------------

                               PLEASE SIGN HERE:
                     (TO BE COMPLETED BY ALL STOCKHOLDERS)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

  X________________________________________________      DATED: ________, 2000

  X________________________________________________      DATED: ________, 2000
               SIGNATURE(S) OF STOCKHOLDER(S)

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________
                                                 (HOME)

                               ______________________________________________
                                              (BUSINESS)

  Tax Identification Number or Social Security Number: _______________________
                                        (COMPLETE SUBSTITUTE FORM W-9 BELOW)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

  FOR USE BY FINANCIAL INSTITUTIONS ONLY, PLACE MEDALLION GUARANTEE IN SPACE BELOW.

  Authorized Signature(s): ___________________________________________________

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Title: _____________________________________________________________________

  Name of Firm: ______________________________________________________________

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Number: ____________________________________________

  Dated: ______________________, 2000
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on Letters of Transmittal must be guaranteed by a member in good standing of the Securities Transfer Agents Medallion Program, or by any other firm which is a bank, broker, dealer, credit union or savings association (each of the foregoing being referred to as an "Eligible Institution" and, collectively, as "Eligible Institutions"), except in cases where Shares are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Delivery Instructions" or the box labeled "Special Payment Instructions" on the Letter of Transmittal or (ii) for the account of any Eligible Institution. See Instruction
5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made, or Certificates not accepted for payment are to be returned, to a person other than the registered holder, then the Certificates must be endorsed or accompanied by duly executed stock powers, in either case, signed exactly as the name of the registered holder appears on such Certificates, with the signatures on such Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be used if either Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "THE TENDER OFFER--Procedures for Tendering Shares" of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth under "THE TENDER OFFER--Procedures for Tendering Shares" of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the Certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation (as defined in the Offer to Purchase)), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "THE TENDER OFFER--Procedures for Tendering Shares" of the Offer to Purchase. The term "trading day" is any day on which The Nasdaq National Market is open for business.

    THE METHOD OF DELIVERY OF SHARES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

    3. INADEQUATE SPACE. If the space provided in this Letter of Transmittal is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate schedule attached hereto.

    4. NO PARTIAL TENDERS. A stockholder who wishes to tender Shares pursuant to the Offer must surrender all of the Shares registered in the name of such stockholder unless the beneficial owner of a portion of the Shares registered in the name of such stockholder will exercise the right to dissent with respect to the Offer. In such case, the registered stockholder must indicate the name of each beneficial owner on whose behalf such stockholder will dissent and the number of Shares held by each such beneficial owner. If fewer than all of the Shares represented by any Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Certificate for the remainder of the Shares represented by the old Certificate(s) will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in different names on different Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required unless payment of the Offer Price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case, the Certificate(s) for such Shares tendered hereby must be endorsed, or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appears(s) on the Certificate(s) for such Shares. Signatures on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates for such Shares. Signature(s) on any such Certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the Offer Price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Offer Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the Offer Price of any Shares purchased is to be issued, or any Shares not tendered are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Certificates not tendered are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below and to certify that the stockholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a penalty and 31% federal income tax backup withholding on the payment of the Offer Price for the Shares. If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the tendering stockholder should follow the instructions set forth in the Substitute Form W-9 and sign and date both the Substitute
Form W-9 and the "Certification of Awaiting Taxpayer Identification Number." If the stockholder has indicated in the Substitute Form W-9 that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the Offer Price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary. Such amounts, however, will be refunded if a TIN is provided to the Depositary within 60 days.

    9. FOREIGN HOLDERS. Foreign holders must submit a completed IRS Form W-8 to avoid 31% backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or Dealer Manager at their respective addresses or telephone numbers set forth below.

    11. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Purchaser, in whole or in part, at any time or from time to time, in Purchaser's sole discretion, as set forth in the Offer to Purchase.

    12. LOST OR DESTROYED CERTIFICATES. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Depositary, which also acts as the Company's transfer agent. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

                  PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK

-------------------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     Part 1--Please provide your TIN              Social Security Number
               FORM W-9                      in the box at right and certify                        OR
      Department of the Treasury,            by signing and dating below.             Employer Identification Number
       Internal Revenue Service                                                     (If waiting for TIN, write "Applied
                                                                                                   For")
                                             Part 2--For payees exempt from backup withholding, please write "EXEMPT" in
     Payer's Request for Taxpayer            the box at right.
     Identification Number ("TIN")
 PART 3--CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

 (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me).

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature                                                                         Date

 Name:
 ------------------------------------------------------------------------------------------------------------------------
                                                     (Please Print)
 ------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE WAITING FOR (OR SOON WILL APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

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                                CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
 Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature ------------------------------------------------------------------      Date -------------------------------

 Name:
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                                                     (Please Print)
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

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct TIN on the Substitute Form W-9. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "EXEMPT" in response to
Part 2 of the Substitute Form W-9, and by signing and dating the substitute
Form W-9. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

                         PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup federal income tax withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

                       WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

    MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ITS ADDRESS SET FORTH ON THE FIRST PAGE OF THIS LETTER OF TRANSMITTAL.

    Questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be promptly furnished at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                               MORROW & CO., INC.

                                445 Park Avenue
                                   5th Floor
                            New York, New York 10022
                          Call Collect: (212) 754-8000
             Banks and Brokerage Firms, Please Call: (800) 662-5200
                   STOCKHOLDERS, PLEASE CALL: (800) 566-9061

                      THE DEALER MANAGER FOR THE OFFER IS:

                                     [LOGO]

                               9 West 57th Street
                            New York, New York 10019
                   Toll Free: (888) 583-8900, extension: 6320
                          Call Collect: (212) 847-6320
                           Contact: Gregory S. Donat